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                                                                    EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Marc H. Nussbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc.


Date:  September 28, 2005       By: /s/ MARC H. NUSSBAUM
                                    -------------------------------------------

                                    Name: Marc H. Nussbaum
                                    Title:President and Chief Executive Officer


I, James W. Kerrigan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc


Date:  September 28, 2005        By: /s/ JAMES W. KERRIGAN
                                     -------------------------------------------

                                     Name: James W. Kerrigan
                                     Title:Chief Financial Officer and Secretary